Pacer US Cash Cows Growth ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 31.6%(a)
Abercrombie & Fitch Co. - Class A (b)(c)	4,834	$464,161
Airbnb, Inc. - Class A (b)	26,886	3,559,975
Booking Holdings, Inc.	688	3,786,793
Crocs, Inc. (b)(c)	5,692	567,663
Deckers Outdoor Corp. (b)	15,196	1,613,359
Expedia Group, Inc.	12,927	2,329,704
Grand Canyon Education, Inc. (b)	2,883	486,160
H&R Block, Inc.	13,576	737,720
PulteGroup, Inc.	20,387	2,302,100
Ralph Lauren Corp.	6,138	1,833,727
Tapestry, Inc.	21,120	2,281,594
Toll Brothers, Inc.	9,957	1,178,511
TopBuild Corp. (b)	2,903	1,075,358
Travel + Leisure Co.	6,736	399,108
Williams-Sonoma, Inc.	12,510	2,339,996
		24,955,929

Consumer Staples - 2.7%
Coca-Cola Consolidated, Inc.	8,874	991,670
Pilgrim's Pride Corp.	24,046	1,139,540
		2,131,210

Energy - 1.9%
CNX Resources Corp. (b)	14,677	444,860
DT Midstream, Inc. (c)	10,299	1,058,016
		1,502,876

Health Care - 13.3%
DaVita, Inc. (b)(c)	7,657	1,074,813
Exelixis, Inc. (b)	27,659	1,001,809
Globus Medical, Inc. - Class A (b)	13,776	725,031
Halozyme Therapeutics, Inc. (b)	12,500	749,625
Lantheus Holdings, Inc. (b)(c)	7,021	499,825
Medpace Holdings, Inc. (b)	2,920	1,247,424
ResMed, Inc. (c)	14,609	3,972,772
United Therapeutics Corp. (b)	4,590	1,260,873
		10,532,172

Industrials - 31.3%(a)
Acuity, Inc.	3,133	975,460
American Airlines Group, Inc. (b)	66,883	768,486
Applied Industrial Technologies, Inc.	3,859	1,047,718
Carlisle Cos., Inc.	4,389	1,556,822
Chart Industries, Inc. (b)(c)	4,563	907,261
Delta Air Lines, Inc.	66,399	3,533,091
EMCOR Group, Inc.	4,551	2,855,707
Kirby Corp. (b)(c)	5,691	542,409
MasTec, Inc. (b)	8,001	1,513,869
Mueller Industries, Inc.	11,224	958,193
nVent Electric PLC	16,697	1,309,379
Owens Corning	8,628	1,203,002
Parsons Corp. (b)(c)	10,838	804,180
Uber Technologies, Inc. (b)	43,418	3,809,929
United Airlines Holdings, Inc. (b)	33,212	2,932,952
		24,718,458

Information Technology - 13.1%
DocuSign, Inc. (b)	20,552	1,554,553
GoDaddy, Inc. - Class A (b)	14,493	2,341,779
Okta, Inc. (b)	17,806	1,741,427
Pegasystems, Inc.	17,419	1,022,669
salesforce.com, Inc.	14,102	3,642,970
		10,303,398

Materials - 1.8%
Eagle Materials, Inc.	3,317	743,970
Louisiana-Pacific Corp.	7,062	638,475
		1,382,445

Utilities - 4.2%
NRG Energy, Inc.	19,882	3,324,270
TOTAL COMMON STOCKS (Cost $69,899,173)		78,850,758

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.58%(d)	8,258,469	8,258,469
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $8,258,469)		8,258,469

TOTAL INVESTMENTS - 110.4% (Cost $78,157,642)		87,109,227
Liabilities in Excess of Other Assets - (10.4)%		(8,221,185)
TOTAL NET ASSETS - 100.0%		$78,888,042
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $7,847,451.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer US Cash Cows Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$78,850,758	$–	$–	$78,850,758
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	8,258,469
Total Investments	$78,850,758	$–	$–	$87,109,227

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $8,258,469 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.